                             [AIM LOGO APPEARS HERE]









                             AIM TAX-FREE
                             INTERMEDIATE SHARES


                             ANNUAL REPORT
                             MARCH 31, 1997

                                  AIM TAX-FREE
                              INTERMEDIATE SHARES

                           For shareholders who seek

                             a high level of income

                           exempt from federal taxes.

                               The Fund purchases

                          high quality municipal bonds

                       maturing in 10 1/2 years or less.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Tax-Free Intermediate Shares' performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge. When sales charges are included in performance figures, performance reflects the maximum 1.00% sales charge.
o During the fiscal year ended 3/31/97, the Fund paid distributions of $0.5175 per share.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
o        Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman Brothers Municipal Bond Index is an unmanaged composite representing an approximation of the performance of investment-grade municipal bonds. Index performance is from 5/31/87 to 3/31/97.
o The unmanaged Lipper Intermediate Municipal Fund Index represents an average of the performance of the 30 largest intermediate-term municipal bond funds tracked by Lipper Analytical Services, Inc., an independent mutual funds performance monitor.
o Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.
o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR
     ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS
OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT
        RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

         This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter





                   Dear Fellow Shareholder:

                   Concerns over higher interest rates and surprisingly strong economic growth dominated bond market performance during the
   [PHOTO of       year ended March 31, 1997. Bond investors were well served
   Charles T.      by holding portfolios of relatively short duration, such as
     Bauer,        AIM Tax-Free Intermediate Shares.
  Chairman of         As 1997 proves to be yet another volatile year for
 the Board of      investing, it is ever more important to remain focused on
   the Fund,       your personal investment objectives. There are a few basic
 APPEARS HERE]     strategies that may help you stay on track. First, you
                   should keep a long-term outlook. If you leave your money invested over the long term, you can help avoid the results of the volatility that generally accompanies financial markets over the short term. Those who try to "time" the market--move money in and out of the market based on some gauge of future market performance--tend to be less successful than investors using disciplined, long-term investment strategies. That's because no one, not even expert market watchers, can consistently predict what the market will do next.

         Another strategy, diversification, may help you cushion the effects of a volatile market and enhance your return potential. A mutual fund is already diversified because it invests in many securities. You can diversify even further by placing some of your assets in several different types of domestic and international funds that may include stocks, bonds, and money market securities.
         Finally, no matter what your investment goals or time horizon, it makes good sense to review your portfolio regularly with your financial consultant. In rapidly changing markets, you need an investment professional on your side who can explain what is happening and how your portfolio may be affected. Your financial consultant can help you create and follow a regular investment plan--investing a certain amount of money at regular intervals--that can help you stay on track regardless of day-to-day market activity.
         At AIM, we meet the challenge of changing financial markets through the consistent application of disciplined investment strategies that have served our shareholders well for more than 20 years. We are pleased that AIM funds, overall, have turned in attractive, and often impressive performance when measured against benchmark indexes and peer group performance.

AIM/INVESCO MERGER FINALIZED
We are pleased to announce that the merger of A I M Management Group Inc. and INVESCO plc was concluded on February 28, 1997. AIM is now part of one of the world's largest independent investment management groups with approximately $160 billion in assets under management as of March 31, 1997.
         The merger creates a company with the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. Though now under one holding company, AIM and INVESCO will continue to operate as separate entities. Therefore, this merger will not change the portfolio management, investment style, or name of any of the AIM funds you own. The merger's completion begins a new and promising era for AIM, one we believe will yield exciting opportunities.
         We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463. We also invite you to visit AIM's award-winning Web site at http://www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

--------------------------------------------------------------------------------
The annual shareholder meeting of AIM Tax-Exempt Funds, Inc., and AIM Tax-Free Intermediate Shares was held on February 7, 1997. For details of the business transacted at that meeting, please see Supplementary Proxy Information - Shareholder Meeting after the Financial Statements in this report.
--------------------------------------------------------------------------------

                               ---------------

                        In rapidly changing markets,

                           you need an investment

                          professional on your side

                           who can explain what is

                           happening and how your

                         portfolio may be affected.


                               ---------------

The Managers' Overview

FUND PROVIDES SOLID INCOME
DESPITE VOLATILE MARKET

A roundtable discussion with the Fund management team for
AIM Tax-Free Intermediate Shares for the fiscal year ended March 31, 1997.
--------------------------------------------------------------------------------

Q.  HOW DID AIM TAX-FREE INTERMEDIATE SHARES PERFORM DURING THE REPORTING
    PERIOD?

A. The Fund continued to provide competitive federally tax-exempt current income. As of March 31, 1997, the Fund's 30-day distribution rate was 4.75%. Translated into its taxable equivalent, the Fund's 30-day distribution rate at net asset value was 7.86%, assuming the highest marginal tax rate of 39.6%. The Fund's 30-day yield was 3.55%, when calculated at maximum offering price. Its 30-day taxable equivalent yield was 5.88%, assuming the highest marginal federal tax rate of 39.6%.
         During the fiscal year covered by this report, the Fund posted a total return of 4.33%, besting the 4.18% total return of the Lipper Intermediate Municipal Fund Index.
         Preservation of principal is one of the Fund's primary goals. Despite volatile market conditions during the reporting period, net asset value per share remained within a range of $10.64 to $10.87, thus continuing the Fund's history of relative price stability as shown on the accompanying chart.

Q.  WHAT WERE THE MAJOR TRENDS IN THE BOND MARKET DURING THE FISCAL YEAR?

A. Volatility dominated fixed-income markets. The year opened with bond prices declining and yields rising, a trend that continued until September. The market then staged a rally that lasted until December when bond prices again began to fall. Bond prices resumed an upward climb at the end of January, only to go into a mid-February decline that lasted through the end of the reporting period. The volatility that characterized the market was reflected in the yield of the five-year U.S. Treasury note, which ranged from a high of 6.85% in June to a low of 5.83% in November before closing the year at 6.75%.

Q.  WHAT PROMPTED SUCH MARKET VOLATILITY?

A. Concerns that the Federal Reserve Board would raise interest rates to slow rapid economic growth and contain inflation kept investors on edge for most of the year. The regular release of economic data, which might provide clues on the central bank's impending actions, often produced significant fluctuations in the market. Despite healthy economic growth in the last three quarters of 1996, however, there was little evidence of inflationary pressures. Consequently, the Fed left interest rates unchanged in the last half of 1996.
         But early in 1997, there were heightened concerns that wage pressures--the product of a tight job market--might ignite inflation. During the fiscal year ended March 31, 1997, the average hourly wage increased at an annualized rate of 4.0%. In congressional testimony, Fed Chairman Alan Greenspan stressed the "importance of acting promptly--ideally pre-emptively--to keep inflation low." On March 25, the Fed increased the federal funds rate--the rate banks charge each other for overnight loans--from 5.25% to 5.50%. Immediately, investors began speculating whether this was the first in a series of rate increases and that perpetuated market volatility.

STABILITY OF NET ASSET VALUE

May 1987-March 1997

5/11/87                         $10.00
                                  9.93
                                  9.59
                                  9.79
3/88                              9.89
                                  9.82
                                  9.86
                                  9.81
3/89                              9.69
                                  9.94
                                  9.77
                                  9.99
3/90                              9.89
                                  9.93
                                  9.88
                                 10.01
3/91                             10.07
                                 10.07
                                 10.23
                                 10.33
3/92                             10.27
                                 10.43
                                 10.55
                                 10.58
3/93                             10.74
                                 10.87
                                 11.03
                                 11.02
3/94                             10.62
                                 10.61
                                 10.56
                                 10.38
3/95                             10.67
                                 10.76
                                 10.84
                                 10.92
3/96                             10.79
                                 10.72
                                 10.74
                                 10.80

Source: Towers Data Systems HYPO--Registered Trademark--. There is no guarantee the Fund will maintain a constant NAV. Investment return will vary so that you may have a gain or a loss when you sell shares. Past performance cannot guarantee comparable future results.

Q.  HOW DID MUNICIPAL SECURITIES PERFORM DURING THE REPORTING PERIOD?

A. Early in the reporting period, talk of a possible flat tax, which would eliminate the federal tax-exempt status of municipal bonds, kept investors jittery. However, after a flat tax ceased to be an issue, municipal bonds performed quite well and to a certain extent seemed less sensitive to inflation concerns than taxable fixed-income securities.
         For most of the year, municipal bonds provided better total returns than taxable U.S. Treasury securities. A general lackof new issues throughout much of the period tended to keep municipal bond prices relatively high. As a result, municipal bonds tended to decline less in value than U.S. Treasuries in the volatile market environment.

Q.  GIVEN MARKET CONDITIONS, WHAT WAS YOUR STRATEGY FOR THE FUND DURING THE
    PERIOD?

A. We maintained our focus on revenue bonds, whose creditworthiness tends to be less sensitive to the political environment than general obligation bonds.
         As of March 31, 1997, the Fund was 71% invested in revenue bonds and 29% invested in general obligation bonds. The portfolio had a weighted average maturity of 4.6 years and a duration of 3.6 years. Funds with shorter duration tend to be less sensitive to market fluctuations.
         The Fund also continued to invest in high quality issues with good liquidity. As of March 31, 1997, approximately 76% of the portfolio's holdings were securities rated AAA, and 100% of the portfolio was rated A or better. Credit-enhanced securities--which are backed by insurance or escrowed with U.S. Treasuries--comprised about 47% of the portfolio.
         The Fund had an average portfolio quality rating of AA+ as measured by Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc., two widely known credit rating agencies. S&P and Moody's ratings are historical and are based on analysis of the credit quality of the individual municipal securities in the Fund's portfolio.

Q.  IN RECENT YEARS, HAS THE FUND PAID ANY TAXABLE DISTRIBUTIONS?

A. No, because the Fund is managed for maximum tax efficiency. "Efficiency" for a tax-exempt fund refers to its ability to pay distributions that are free from federal income and capital gains taxes. To manage the Fund for tax efficiency, we make every effort to avoid transactions that would result in capital gains that are not offset by capital losses. For the past three fiscal years, the Fund has paid no taxable distributions.

Q.  DO YOU THINK A FLAT TAX WILL BE APPROVED?

A. Although talk of a flat tax resurfaced in 1997, we believe the chances one will be adopted are relatively slim. For one, it could mean higher taxes for most Americans. Secondly, no flat-tax bill has been formally proposed. If one were to be proposed, it would most likely encounter significant opposition from various lobbying groups. Finally, with more and more of the spending burdens being shifted to the states, it is unlikely the federal government would hinder the ability of the states to raise money by eliminating the tax-exempt status of municipal bonds.

Q.  WHAT IS YOUR MARKET OUTLOOK?

A. Although the economy continues to grow at a healthy pace, inflation remains moderate. Consumer prices rose just 2.8% for the year ended March 31, 1997, according to the U.S. Department of Labor. If such an environment can be sustained, it should prove favorable for the financial markets.
         However, some analysts warn that if economic growth doesn't decelerate, it could ultimately lead to inflation, and that could cause the Fed to continue tightening monetary policy. Market observers will be closely watching leading economic indicators over the next few months to predict whether the Fed will raise interest rates again. The release of key data, such as employment information, could cause dramatic, short-term fluctuations in the market. In such a scenario, investors should remain focused on their long-term objectives.

====================================================================================
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------------
As of 3/31/97
                                               NUMBER OF HOLDINGS        169
TOP 5 BOND HOLDINGS
1.       New York (City of) Municipal
         Assistance Corp.
         5.25%  07/01/03
                                                PIE CHART
2.       Louisiana (State of)                   GENERAL OBLIGATION        29%
         6.00%  04/15/07                        REVENUE                   71%

3.       Hawaii (State of)
         6.00%  03/01/07

4.       Oklahoma State Turnpike Authority
         7.875%  01/01/99                       AVERAGE MATURITY          4.6 YEARS
                                                DURATION                  3.6 YEARS
5.       Nassau (County of)
         5.15%  03/01/07
====================================================================================

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

LONG-TERM PERFORMANCE


AIM TAX-FREE INTERMEDIATE SHARES VS. BENCHMARK INDEX

The chart below compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the bond market over the period 5/11/87 - 3/31/97. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Lehman Brothers Municipal Bond Index. Unlike your Fund, the index is not managed; therefore, there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

=============================================================================
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------------------
5/11/87-3/31/97


         AIM Tax-Free Intermediate Shares      Lehman Bros. Muni Bond Index
5/11/87            $9,901                                $10,000
3/88               10,307                                 10,847
3/89               10,745                                 11,627
3/90               11,670                                 12,855
3/91               12,643                                 14,040
3/92               13,706                                 15,445
3/93               15,077                                 17,380
3/94               15,601                                 17,782
3/95               16,407                                 19,104
3/96               17,401                                 20,705
3/97               18,155                                 21,835

======================================
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------
As of 3/31/97, including sales charges

Inception (5/11/87)     6 .22%
5 Years                 5 .57%
1 Year                  3 .29%*

*4.33% excluding sales charges

Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKETS LOOK TO INDICATORS TO SEE
WHICH WAY THE ECONOMIC WIND BLOWS

Every month, the government releases reports of key economic indicators--the harbingers of the business cycle considered so vital to financial markets. Have you ever wondered why economic indicators are so important? We asked Gary Beauchamp, AIM's Economic Strategist, to discuss a few widely followed indicators that may be of interest to investors.

GROSS DOMESTIC PRODUCT (GDP)

GDP measures the final output of goods and services produced in the United States in one year, which makes it the broadest measure of economic performance. Initial estimates are released about a month after the close of each quarter.
         Financial markets react strongly to the GDP number because it indicates the pace of economic activity. For instance, if the GDP is growing at a faster rate than in previous periods, it's an indication that the economy may be heating up. Rapid growth strains the economy, and that drives up prices and interest rates. The resulting inflation erodes corporate profits and the value of financial securities. Conversely, growth that is too slow causes prices and profits to fall, and that drives up unemployment and dries up demand.

EMPLOYMENT DATA

When the various economic indicators are mixed, many analysts consider employment data to be the most important. An increase in employment, a decrease in initial jobless claims, or a decrease in unemployment can bode well for the economy. However, an unusually low level of unemployment, such as the 4.9% rate reported for the month of April 1997, can signal the potential for inflation.

INDUSTRIAL PRODUCTION AND CAPACITY UTILIZATION

Monthly industrial production and capacity utilization indicators report the efficiency of economic productivity. The index of industrial production measures changes in the output of the mining, manufacturing, and gas and electric utilities sectors of the economy. Capacity utilization is the rate at which industrial production sectors operate--it is an indicator of industry's current physical limits.
         Together, these indicators can reveal expansion or contraction in the economy before the GDP. High levels are positive; but maximum levels of industrial production and capacity utilization can indicate inordinate strain on the economy, which can lead to inflation. Conversely, low levels of capacity utilization often generate increased productivity efficiency, and that can signal an upturn in the economy from recession.

HOUSING STARTS

Released monthly by the U.S. Department of Commerce, the housing starts figure is an estimate of the number of new homes and apartments under construction within a stated period. The housing starts figure is sensitive to changes in interest rates and reported levels of new home sales--another indicator of consumer confidence. When consumers feel secure about the direction of the economy, they are more likely to make long-term financial commitments like home mortgages. Conversely, housing starts tend to fall well before the onset of recession. One of the most volatile indicators, housing start figures often vary widely from month to month and are sometimes substantially revised.

INDEX OF LEADING ECONOMIC INDICATORS

The U.S. Commerce Department tracks the performance of the economy by measuring changes in the business cycle--the alternating progression of the economy from periods of expansion when business is growing to periods of contraction when business activity slows and unemployment increases.
         Every month, the Commerce Department compiles its composite index of leading economic indicators. Leading indicators are those factors that have shown the tendency to signal change before the economy makes a major turn. The index measures changes in such factors as stock prices, new orders for durable goods, contracts and orders for plant and equipment, and average weekly claims for state unemployment compensation. Positive changes in the index signal improvement in the economy. Negative changes are understood to be warnings that the economy might contract.

"The composite index of leading economic indicators is not the square root of the universe. There is no single index or formula that provides all the answers to the problems of business forecasting."

Michael B. Lehman, The Business One Irwin Guide to Using The Wall Street
Journal

SCHEDULE OF INVESTMENTS

March 31, 1997

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE
ALABAMA-0.24%

Alabama State Municipal Electric
  Authority; Power Supply
  Series A RB
  6.30%, 09/01/01(b)               AAA      Aaa      $  400  $    422,600
-------------------------------------------------------------------------
ALASKA-5.77%

Alaska Housing Finance Corp.;
  General Mortgage Series A RB
  3.45%, 06/01/26(c)(d)            AAA      VMIG1     8,000     8,000,000
-------------------------------------------------------------------------
Anchorage (City of); School
  Series 1994 GO
  5.50%, 07/01/06(b)               AAA      Aaa       1,950     1,998,087
-------------------------------------------------------------------------
                                                                9,998,087
-------------------------------------------------------------------------

ARIZONA-2.63%

Arizona (State of); Educational
  Loan Marketing Corp.
  Series A Refunding RB
  6.55%, 03/01/99                  --       A         1,000     1,030,980
-------------------------------------------------------------------------
Cochise (County of);
  Series 1990 Certificates of
  Participation
  4.15%, 08/01/98(b)               AAA      Aaa         180       179,968
-------------------------------------------------------------------------
Maricopa County Gilbert Unified
  School District #41 (Project of
  1988); School Improvement
  Series 1992 E GO
  6.20%, 07/01/02(e)               AAA      Aaa       1,250     1,339,137
-------------------------------------------------------------------------
Mesa Industrial Development
  Authority (Western Health
  Network-Mesa Lutheran Project);
  Health Care Facilities
  Refunding
  Series 1988 B1 RB
  7.50%, 01/01/04(b)               AAA      Aaa         700       740,922
-------------------------------------------------------------------------
Mohave County Unified School
  District #1; Lake Havasu Series
  A GO
  5.40%, 07/01/06(b)               AAA      Aaa         200       202,596
-------------------------------------------------------------------------
Phoenix (City of); Senior Lien
  Street and Highway User
  Refunding
  Series 1992 RB
  6.20%, 07/01/02                  AA       A1        1,000     1,067,000
-------------------------------------------------------------------------
                                                                4,560,603
-------------------------------------------------------------------------

ARKANSAS-1.17%

Little Rock (City of) (Baptist
  Medical Center); Health
  Facility Hospital RB
  6.70%, 11/01/04(b)               AAA      Aaa       1,400     1,509,172
-------------------------------------------------------------------------
North Little Rock (City of);
  Electric System Refunding
  Series 1992 A RB
  6.00%, 07/01/01(b)               AAA      Aaa         500       527,260
-------------------------------------------------------------------------
                                                                2,036,432
-------------------------------------------------------------------------

CALIFORNIA-2.48%

Folsom (City of) (School
  Facilities Project);
  Series 1994 B GO
  6.00%, 08/01/02(b)               AAA      Aaa         500       527,870
-------------------------------------------------------------------------
Inglewood (City of) (Daniel
  Freeman Hospital Inc.); Insured
  Hospital
  Series 1991 RB
  6.50%, 05/01/01                  A        --          400       418,716
-------------------------------------------------------------------------
Oakland (City of); Housing
  Finance
  Issue D-1 RB
  6.70%, 01/01/98                  A+       --          165       166,983
-------------------------------------------------------------------------


                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE

CALIFORNIA-(CONTINUED)

Orange (County of); Refunding
  Recovery
  Series A RB
  5.50%, 06/01/06(b)               AAA      Aaa      $1,000  $  1,028,910
-------------------------------------------------------------------------
Parking Authority of the City and
  County of San Francisco;
  Parking Meter
  Series 1994 RB
  6.75%, 06/01/05(b)               AAA      Aaa         500       556,230
-------------------------------------------------------------------------
Rancho Mirage Joint Powers
  Authority (Eisenhower Medical
  Center);
  Series A Certificate of
  Participation
  5.10%, 07/01/07(b)               AAA      Aaa       1,000       984,260
-------------------------------------------------------------------------
Regents (The) of the University
  of California (Multiple Purpose
  Projects); Refunding
  Series A RB
  5.75%, 09/01/97                  A        A2          250       251,573
-------------------------------------------------------------------------
State Public Works Board of the
  State of California (Department
  of Corrections) (State
  Prison-Madera County); Lease
  Series 1990 A RB
  7.00%, 09/01/00                  A        A           100       107,230
-------------------------------------------------------------------------
West End Water Development,
  Treatment, and Conservation
  Joint Powers Authority; 1990
  Water Facilities
  Certificate of Participation
  7.00%, 10/01/00                  BBB+     A           250       264,045
-------------------------------------------------------------------------
                                                                4,305,817
-------------------------------------------------------------------------

COLORADO-0.05%

Colorado Student Obligation Bond
  Authority; Student Loan
  Series 1985 B RB
  6.125%, 12/01/98                 --       A            80        81,169
-------------------------------------------------------------------------

CONNECTICUT-0.07%

Connecticut (State of) Special
  Tax Obligation; Second Lien
  Transportation and
  Infrastructure Purpose S-1 RB
  3.40%, 12/01/10(c)(d)            AA-      VMIG1       130       130,000
-------------------------------------------------------------------------

DELAWARE-0.45%

Delaware Transportation
  Authority; Senior Lien
  Transportation System
  Series 1991 RB
  6.00%, 07/01/01(e)(f)            AAA      Aaa         750       786,173
-------------------------------------------------------------------------

DISTRICT OF COLUMBIA-3.35%

District of Columbia; Refunding
  Series B GO
  6.75%, 06/01/99(b)               AAA      Aaa         750       778,897
-------------------------------------------------------------------------
District of Columbia;
  Series B GO
  6.125%, 06/01/03(b)              AAA      Aaa       3,020     3,186,523
-------------------------------------------------------------------------
District of Columbia (Medlantic
  Healthcare Group);
  Series 1996 A RB
  6.00%, 08/15/06(b)               AAA      Aaa       1,550     1,632,677
-------------------------------------------------------------------------
District of Columbia (The Howard
  University Issue); University
  Series 1990 A RB
  6.90%, 10/01/00                  A+       A3          200       213,098
-------------------------------------------------------------------------
                                                                5,811,195
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE
FLORIDA-3.71%

Dade (County of) School District;
  Refunding
  Series 1996 GO
  6.00%, 07/15/06(b)               AAA      Aaa      $1,900  $  2,035,185
-------------------------------------------------------------------------
Dade (County of); Water and Sewer
  RB
  5.00%, 10/01/99(b)               AAA      Aaa         225       228,049
-------------------------------------------------------------------------
Palm Beach County Solid Waste
  Authority; RB
  7.90%, 07/01/97                  A        A2          100       100,939
-------------------------------------------------------------------------
Palm Beach County Solid Waste
  Authority; Refunding Series
  1997 A RB
  5.50%, 10/01/06(b)               AAA      Aaa       4,000     4,068,000
-------------------------------------------------------------------------
                                                                6,432,173
-------------------------------------------------------------------------

GEORGIA-3.89%

Albany (City of); Sewer System
  Series 1992 RB
  6.30%, 07/01/02(e)               AAA      Aaa         500       533,645
-------------------------------------------------------------------------
Chatham (County of) Hospital
  Authority (Memorial Medical
  Center); Refunding Series 1996
  A RB
  5.10%, 01/01/07(b)               AAA      Aaa       1,000       989,330
-------------------------------------------------------------------------
Dekalb Private Hospital Authority
  (Egleston Children's Hospital
  at Emory University, Inc.
  Project); Series 1994 A RB
  3.45%, 03/01/24(c)(d)            AA-      VMIG1       800       800,000
-------------------------------------------------------------------------
Fulton (County of); Water and
  Sewer Refunding Series 1992 RB
  5.75%, 01/01/02(b)               AAA      Aaa         715       744,680
-------------------------------------------------------------------------
Georgia (State of);
  Series 1988 D GO
  7.10%, 06/01/99                  AA-      Aaa       2,000     2,105,120
-------------------------------------------------------------------------
Georgia State Municipal Electric
  Authority; Series V RB
  6.00%, 01/01/01(b)               AAA      Aaa       1,000     1,040,240
-------------------------------------------------------------------------
Metropolitan Atlanta Rapid
  Transit Authority; Sales Tax
  Refunding
  Series M RB
  6.15%, 07/01/02                  AA-      A1          500       532,115
-------------------------------------------------------------------------
                                                                6,745,130
-------------------------------------------------------------------------

HAWAII-3.05%

Hawaii (State of); Refunding
  Series 1997 GO
  6.00%, 03/01/07(b)               AAA      Aaa       5,000     5,281,250
-------------------------------------------------------------------------

ILLINOIS-5.83%

Chicago (City of) (Central Public
  Library Project); Adjustable
  Rate
  Series 1988 C GO
  6.10%, 01/01/99(b)               AAA      Aaa         500       513,150
-------------------------------------------------------------------------
Chicago (City of);
  Series 1997 GO
  6.00%, 01/01/06(b)               AAA      Aaa         500       525,620
-------------------------------------------------------------------------
Chicago Park District; Capital
  Improvement
  Series 1991 GO
  5.80%, 01/01/98(e)               AA-      A1          750       759,585
-------------------------------------------------------------------------
Illinois Development Finance
  Authority Chicago Symphony
  Project; RB
  3.50%, 06/01/31(c)(d)            AA-      VMIG1       756       756,000
-------------------------------------------------------------------------
Illinois Educational Facilities
  Authority (Augustana College);
  Series 1997 RB
  4.80%, 10/01/99(b)               AAA      --          375       376,920
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE

ILLINOIS-(CONTINUED)

Illinois Health Facilities
  Authority (Mercy Hospital and
  Medical Center); Refunding
  Series 1992 RB
  6.20%, 01/01/00                  A-       Baa1     $  250  $    255,013
-------------------------------------------------------------------------
Illinois Health Facilities
  Authority;
  Series D RB
  3.50%, 08/01/15(c)(d)            AA-      VMIG1     1,150     1,150,000
-------------------------------------------------------------------------
Illinois Health Facilities
  Authority (Children's Memorial
  Hospital Project); Series 1985
  B RB
  3.50%, 11/01/15(c)(d)            AA-      VMIG1     2,050     2,050,000
-------------------------------------------------------------------------
Illinois Regional Transit
  Authority; Series B RB
  6.30%, 6/01/04(e)(f)             AAA      Aaa       1,000     1,092,670
-------------------------------------------------------------------------
Joliet (City of); Waterworks and
  Sewer Series 1991 RB
  6.95%, 01/01/01(b)               AAA      Aaa         250       266,785
-------------------------------------------------------------------------
Kane (County of) Public Building
  Commission; Unlimited Tax
  Public Building Series B GO
  6.20%, 12/01/01                  --       Aa          700       725,746
-------------------------------------------------------------------------
Kankakee County School District
  #111; GO
  5.40%, 01/01/07(b)               --       Aaa         625       628,837
-------------------------------------------------------------------------
Village of Hoffman Estates (Park
  Place Apartment Project);
  Series 1996 RB
  5.75%, 06/01/06(f)               AAA      Aaa       1,000     1,000,550
-------------------------------------------------------------------------
                                                               10,100,876
-------------------------------------------------------------------------

INDIANA-5.65%

Frankfort Middle School Building
  Corp.; Refunding Series 1996 RB
  5.20%, 01/10/07(b)               AAA      Aaa         295       295,870
-------------------------------------------------------------------------
Indiana Transportation Finance
  Authority; Airport Facilities
  Lease Series A RB
  6.00%, 11/01/01                  A        A2          500       521,660
-------------------------------------------------------------------------
Indiana Transportation Finance
  Authority; Highway Series A RB
  5.50%, 06/01/07(b)               AAA      Aaa       1,000     1,024,160
-------------------------------------------------------------------------
South Bend Redevelopment
  Authority (College Football
  Hall of Fame Project); Series
  1994 RB
  3.45%, 02/01/19(c)(d)            AAA      VMIG1     7,950     7,950,000
-------------------------------------------------------------------------
                                                                9,791,690
-------------------------------------------------------------------------

IOWA-4.91%

Iowa Higher Education Loan
  Authority; Private College
  Facilities Series 1985 RB
  3.45%, 12/01/15(c)(d)            AAA      VMIG1     8,000     8,000,000
-------------------------------------------------------------------------
Iowa Student Loan Liquidity
  Corp.; Student Loan Series 1992
  A RB
  6.25%, 03/01/00                  --       Aa1         500       517,390
-------------------------------------------------------------------------
                                                                8,517,390
-------------------------------------------------------------------------

KENTUCKY-0.39%

Kentucky State Turnpike Authority
  (Economic Development Road
  Revitalization Project); RB
  7.125%, 05/15/00(e)(f)           AAA      Aaa         260       281,593
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE

KENTUCKY-(CONTINUED)

Western Kentucky University;
  Consolidated Educational
  Buildings Refunding Series M RB
  4.70%, 05/01/99(b)               AAA      Aaa      $  390  $    393,510
-------------------------------------------------------------------------
                                                                  675,103
-------------------------------------------------------------------------

LOUISIANA-5.97%

Jefferson Parish School Board;
  Sales and Use Tax RB
  6.00%, 02/01/04(b)               AAA      Aaa       1,720     1,803,110
-------------------------------------------------------------------------
Louisiana (State of); Series A GO
  6.00%, 04/15/07(b)               AAA      Aaa       5,000     5,309,500
-------------------------------------------------------------------------
Louisiana Offshore Terminal
  Authority (Loop, Inc.);
  Deepwater Port Refunding Series
  1992 RB
  6.00%, 09/01/01                  A        Baa1      1,000     1,042,300
-------------------------------------------------------------------------
Louisiana Offshore Terminal
  Authority (Loop, Inc.);
  Deepwater Port Refunding RB
  6.20%, 09/01/03                  A        Baa1      1,000     1,058,330
-------------------------------------------------------------------------
Louisiana Public Facilities
  Authority (Tulane University of
  Louisiana); Series 1987 C RB
  7.30%, 08/15/99                  A        A1          270       277,825
-------------------------------------------------------------------------
Ouachita (Parish of) Hospital
  Service District #1 (Glenwood
  Regional Medical Center);
  Hospital Refunding Series 1996
  RB
  5.00%, 05/15/99                  A        --          850       853,162
-------------------------------------------------------------------------
                                                               10,344,227
-------------------------------------------------------------------------

MASSACHUSETTS-4.57%

Massachusetts Health &
  Educational Facilities
  Authority (Harvard University
  Issue); Series I RB
  3.30%, 08/01/17(c)               AAA      VMIG1     7,500     7,500,000
-------------------------------------------------------------------------
New England Education Loan
  Marketing Corp.; Student Loan
  Refunding Senior Issue 1992 D
  RB
  6.20%, 09/01/00                  --       Aaa         400       417,531
-------------------------------------------------------------------------
                                                                7,917,531
-------------------------------------------------------------------------

MICHIGAN-8.35%

Dearborn (City of) Economic
  Development Corp. (Oakwood
  Obligated Group); Hospital
  Series 1991 A RB
  6.95%, 08/15/01(e)(f)            AAA      Aaa       1,000     1,102,890
-------------------------------------------------------------------------
Detroit (City of) School
  District; GO
  5.60%, 05/01/01                  AA       Aa2         765       784,821
-------------------------------------------------------------------------
Grand Rapids Water Supply;
  Refunding RB
  3.30%, 01/01/20(c)(d)            AAA      VMIG1     5,400     5,400,000
-------------------------------------------------------------------------
Michigan State Building
  Authority; Refunding Series I
  RB
  6.40%, 10/01/04                  AA-      A1        2,000     2,141,820
-------------------------------------------------------------------------
Michigan State Hospital Finance
  Authority; Series A RB
  3.55%, 12/01/23(c)(d)            --       VMIG1     4,000     4,000,000
-------------------------------------------------------------------------
Michigan State Strategic Fund;
  Refunding Series 1988 PCR
  3.65%, 04/15/18(c)               --       Aaa         742       741,500
-------------------------------------------------------------------------
North Muskegon School District;
  GO
  7.00%, 05/01/98(b)               AAA      Aaa         200       205,980
-------------------------------------------------------------------------
Novi Community School District;
  GO
  5.875%, 05/01/97(b)              AAA      Aaa         100       100,159
-------------------------------------------------------------------------
                                                               14,477,170
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE
MINNESOTA-0.44%

Southern Minnesota Municipal
  Power Agency; Power Supply
  System Series A RB
  5.60%, 01/01/04                  A+       A2       $  745  $    757,889
-------------------------------------------------------------------------

MISSOURI-0.51%

Cass County School District
  #R-02; Missouri Direct Deposit
  Program GO
  4.30%, 03/01/98                  AA       --          375       376,718
-------------------------------------------------------------------------
State Environmental Improvement
  and Energy Resource Authority
  (City of Branson Project)
  (State Revolving Fund Program);
  Water Series 1995 A PCR
  5.00%, 07/01/99(b)               AAA      Aaa         500       503,120
-------------------------------------------------------------------------
                                                                  879,838
-------------------------------------------------------------------------

MONTANA-0.26%

Montana Higher Education
  Assistance Corp.; Student Loan
  Series 1992 A RB
  6.60%, 12/01/00                  --       A           425       447,746
-------------------------------------------------------------------------

NEVADA-0.28%

Clark County Improvement District
  No. 65 (Lamb Boulevard III);
  Series 1992 GO
  6.20%, 12/01/02                  AA-      A1          120       123,812
-------------------------------------------------------------------------
Nevada (State of) (Nevada
  Municipal Bond Bank Project
  Nos. 38-39); Limited Tax Series
  1992 A GO
  6.00%, 07/01/01(e)               AA       --          350       365,512
-------------------------------------------------------------------------
                                                                  489,324
-------------------------------------------------------------------------

NEW JERSEY-1.64%

Gloucester County Utilities
  Authority; Sewer Refunding
  Series 1991 RB
  6.10%, 01/01/00                  AA-      A-1         225       235,420
-------------------------------------------------------------------------
Jersey City (City of) (Qualified
  School Bond); GO
  6.40%, 02/15/00                  AA       A3        1,000     1,048,580
-------------------------------------------------------------------------
New Jersey Transportation Trust
  Fund Authority; Transportation
  System Series 1992 A RB
  5.90%, 06/15/99(e)               NRR      Aaa       1,000     1,030,410
-------------------------------------------------------------------------
Trenton (City of); Fiscal Year
  Adjustment GO
  6.10%, 08/15/02(b)               AAA      Aaa         500       527,015
-------------------------------------------------------------------------
                                                                2,841,425
-------------------------------------------------------------------------

NEW MEXICO-1.05%

Albuquerque (City of);
  Joint Water and Sewer
  Series 1990 A RB
  6.00%, 07/01/00(e)(f)            AAA      --        1,000     1,039,220
-------------------------------------------------------------------------
Las Cruces (City of) South
  Central Solid Waste Authority;
  Environmental RB
  6.00%, 06/01/97                  --       A           260       260,673
-------------------------------------------------------------------------
Santa Fe (City of); Series 1994 A
  RB
  5.50%, 06/01/03(e)               AAA      Aaa         500       514,945
-------------------------------------------------------------------------
                                                                1,814,838
-------------------------------------------------------------------------

NEW YORK-12.26%

Nassau (County of); GO
  5.15%, 03/01/07(b)               AAA      Aaa       5,000     4,992,050
-------------------------------------------------------------------------
New York (City of); Refunding
  Series D GO
  5.60%, 11/01/05                  BBB+     Baa1      5,000     4,982,900
-------------------------------------------------------------------------
New York (City of); Series G GO
  5.90%, 02/01/05                  BBB+     Baa1      1,150     1,170,056
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE

NEW YORK-(CONTINUED)

New York (City of) Municipal
  Assistance Corp.; Series I RB
  5.25%, 07/01/03                  AA-      Aa2      $5,500  $  5,590,200
-------------------------------------------------------------------------
New York (State of) Dormitory
  Authority; Mental Health
  Facilities Series A RB
  6.00%, 02/15/05                  BBB+     Baa1      1,000     1,023,170
-------------------------------------------------------------------------
  6.00%, 08/15/07                  BBB+     Baa1      1,775     1,798,075
-------------------------------------------------------------------------
New York (State of) Medical Care
  Facilities Financing Agency;
  Hospital & Nursing Home Series
  1995 A RB
  5.60%, 02/15/05(b)               AAA      --        1,665     1,703,112
-------------------------------------------------------------------------
                                                               21,259,563
-------------------------------------------------------------------------

OHIO-4.42%

Franklin (County of); 1991 Issue
  GO
  6.30%, 12/01/01(e)(f)            NRR      --        1,500     1,621,485
-------------------------------------------------------------------------
Greene (County of); Water System
  Series A RB
  5.45%, 12/01/06(b)               AAA      Aaa         585       597,735
-------------------------------------------------------------------------
Hilliard City School District;
  School Improvement Refunding
  Series 1992 GO
  6.05%, 12/01/00(b)               AAA      Aaa         500       526,025
-------------------------------------------------------------------------
  6.15%, 12/01/01(b)               AAA      Aaa         250       265,103
-------------------------------------------------------------------------
Lucas County (St. Vincent's
  Medical Center); Hospital
  Series A RB
  6.75%, 08/15/00(b)(f)            AAA      Aaa       2,000     2,147,380
-------------------------------------------------------------------------
Lucas County Health Facilities
  (Lutheran Homes Society
  Project); RB
  3.45%, 11/01/19(c)(d)            AA       --          390       390,000
-------------------------------------------------------------------------
Miami County (Upper Valley
  Medical Center); Refunding
  Hospital Facility Series 1996 B
  RB
  5.00%, 05/15/98(b)               AAA      Aaa         585       588,691
-------------------------------------------------------------------------
Ohio State Public Facilities
  Commission; Mental Health
  Series A RB
  7.00%, 12/01/97                  AA-      Aa3       1,500     1,526,385
-------------------------------------------------------------------------
                                                                7,662,804
-------------------------------------------------------------------------

OKLAHOMA-5.17%

Grand River Dam Authority;
  Refunding Series 1987 RB
  6.45%, 06/01/97(e)(f)            AAA      Aaa         500       512,010
-------------------------------------------------------------------------
Norman (City of) Hospital
  Authority; Refunding Series A
  RB
  5.20%, 09/01/06(b)               AAA      Aaa         310       308,388
-------------------------------------------------------------------------
  5.30%, 09/01/07(b)               AAA      Aaa       1,090     1,088,212
-------------------------------------------------------------------------
Norman (City of) Utilities
  Authority; RB
  5.10%, 11/01/06                  AAA      Aaa         500       493,645
-------------------------------------------------------------------------
Oklahoma Housing Finance Agency;
  Single Family Mortgage Series A
  RB
  6.55%, 03/01/00(b)               AAA      Aaa         130       134,961
-------------------------------------------------------------------------
Oklahoma State Turnpike
  Authority; RB
  7.875%, 01/01/99(e)(f)           AAA      --        4,780     5,145,766
-------------------------------------------------------------------------
Southern Oklahoma Memorial
  Hospital Authority; Hospital
  Series 1993 A RB
  5.60%, 02/01/00                  A        A         1,250     1,280,037
-------------------------------------------------------------------------
                                                                8,963,019
-------------------------------------------------------------------------

OREGON-1.51%

Oregon (State of) Department of
  Transportation (Westside Light
  Rail Project); Series 1994 RB
  5.00%, 06/01/97(b)               AAA      Aaa       1,000     1,001,940
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE

OREGON-(CONTINUED)

Portland (City of); Sewer System
  Series 1994 A RB
  5.45%, 06/01/03                  A+       A1       $1,065  $  1,100,315
-------------------------------------------------------------------------
  5.55%, 06/01/04                  A+       A1          500       519,390
-------------------------------------------------------------------------
                                                                2,621,645
-------------------------------------------------------------------------

PENNSYLVANIA-3.09%

Pennsylvania Industrial
  Development Authority; Economic
  Development Series 1991 A RB
  6.50%, 01/01/98(e)               NRR      NRR         100       101,623
-------------------------------------------------------------------------
  6.50%, 07/01/98(e)               NRR      NRR         150       153,852
-------------------------------------------------------------------------
York (City of); Pooled Financing
  RB
  3.50%, 09/01/26(c)(d)            A+       --        5,100     5,100,000
-------------------------------------------------------------------------
                                                                5,355,475
-------------------------------------------------------------------------

RHODE ISLAND-0.62%

Rhode Island (State of);
  Refunding Series 1992 A GO
  6.10%, 06/15/03(b)               AAA      Aaa       1,000     1,063,950
-------------------------------------------------------------------------

SOUTH DAKOTA-1.14%

Rapid City (City of); Sales Tax
  Series 1995 A RB
  5.60%, 06/01/05(b)               AAA      Aaa         255       264,093
-------------------------------------------------------------------------
South Dakota Health and Education
  Facility McKennan Hospital;
  Refunding Series 1996 RB
  5.40%, 07/01/06(b)               AAA      Aaa       1,680     1,703,033
-------------------------------------------------------------------------
                                                                1,967,126
-------------------------------------------------------------------------

TENNESSEE-1.42%

Knoxville (City of); Refunding
  Series B GO
  4.85%, 05/01/99                  AA-      A1          700       710,885
-------------------------------------------------------------------------
Nashville and Davidson (County
  of) Health and Education
  Facilities Board (Meharry
  Medical College); RB
  7.875%, 12/01/04(e)              NRR      Aaa       1,100     1,205,963
-------------------------------------------------------------------------
Tennessee School Board Authority
  (College and University
  Improvement); RB
  5.75%, 05/01/06                  AA       A1          550       551,545
-------------------------------------------------------------------------
                                                                2,468,393
-------------------------------------------------------------------------

TEXAS-9.48%

Alamo Community College District;
  Series 1990 GO
  6.90%, 02/15/00(e)(f)            AA       Aaa         500       529,415
-------------------------------------------------------------------------
Austin (City of); Combined
  Utility System Refunding Series
  1986 RB
  7.20%, 05/15/98(e)               NRR      NRR          25        25,828
-------------------------------------------------------------------------
  Series 1986 RB
  7.20%, 05/15/98                  A        A           175       177,361
-------------------------------------------------------------------------
Clint Independent School
  District; Unlimited Tax
  Refunding Series 1991 GO
  6.30%, 03/01/00(b)               --       Aaa         185       191,434
-------------------------------------------------------------------------
Comal County Industrial
  Development Authority (The
  Coleman Company, Inc. Project);
  Series 1980 IDR
  9.25%, 08/01/00(e)               NRR      NRR         665       719,038
-------------------------------------------------------------------------
Conroe (City of) Independent
  School District; Unlimited
  School Tax GO
  7.375%, 02/01/01(b)              AAA      Aaa         115       125,525
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE

TEXAS-(CONTINUED)

Dallas (City of); Waterwork &
  Sewer System Series A RB
  5.50%, 10/01/05                  AA       Aa       $1,000  $  1,004,970
-------------------------------------------------------------------------
Gatesville Independent School
  District; Unlimited Tax School
  Building and Refunding Series
  1995 RB
  5.80%, 02/01/03(b)               --       Aaa         485       508,610
-------------------------------------------------------------------------
Harris (County of); Port of
  Houston Authority RB
  5.75%, 05/01/02                  A        A         1,565     1,596,926
-------------------------------------------------------------------------
Harris County Health Facilities
  Development Corp. (Memorial
  Hospital System Project);
  Hospital Series 1992 RB
  6.70%, 06/01/00(e)               A-       A2        1,000     1,057,130
-------------------------------------------------------------------------
Harris County Health Facilities
  Development Corp. (School
  Health Care System Project);
  Series B RB
  4.00%, 07/01/98                  AA       Aa3         840       838,942
-------------------------------------------------------------------------
  5.10%, 07/01/06                  AA       Aa3       1,000       985,440
-------------------------------------------------------------------------
Hays (County of); Series 1995 GO
  7.75%, 08/15/97(b)               AAA      Aaa         175       177,396
-------------------------------------------------------------------------
Keller (City of) Independent
  School District; Series 1994
  Certificates of Participation
  5.75%, 08/15/01(b)               AAA      Aaa         915       953,201
-------------------------------------------------------------------------
Kerrville (City of); Electric
  System Refunding Series 1991 RB
  6.375%, 11/01/01(b)              AAA      Aaa         185       196,137
-------------------------------------------------------------------------
La Marque Independent School
  District; Unlimited Schoolhouse
  Tax Series 1992 GO
  7.50%, 08/15/99(b)               AAA      Aaa         575       616,204
-------------------------------------------------------------------------
  7.50%, 08/15/02(b)               AAA      Aaa         750       845,497
-------------------------------------------------------------------------
Plano Independent School
  District; GO
  5.80%, 02/15/05(b)               AAA      Aaa       2,025     2,109,665
-------------------------------------------------------------------------
San Antonio (City of); Electric
  and Gas System Refunding Series
  1989 A RB
  7.00%, 02/01/01                  AA       Aa1         400       421,696
-------------------------------------------------------------------------
Temple (City of) (Bell County);
  Refunding Series 1992 GO
  5.80%, 02/01/01(b)               AAA      Aaa         250       259,690
-------------------------------------------------------------------------
Texarkana (City of); Water and
  Sewer Utility Improvement
  Series 1996 GO
  6.75%, 02/15/98(b)               AAA      Aaa         280       286,740
-------------------------------------------------------------------------
Texas (State of); Refunding
  Series A GO
  6.00%, 10/01/06                  AA       Aa        1,000     1,070,170
-------------------------------------------------------------------------
Texas Municipal Power Agency; RB
  5.75%, 09/01/02(e)(f)            AAA      Aaa       1,000     1,040,880
-------------------------------------------------------------------------
Texas Turnpike Authority (Addison
  Airport Toll Tunnel Project);
  Dallas North Tollway Series
  1994 RB
  6.30%, 01/01/05(b)               AAA      Aaa         500       538,605
-------------------------------------------------------------------------
Texas Water Resources Finance
  Authority; Series 1989 A RB
  7.25%, 08/15/97                  A        A           140       141,372
-------------------------------------------------------------------------
University of Texas System;
  General Tuition Series 1986
  Refunding RB
  7.75%, 08/15/98(e)               AA+      Aa1          10        10,482
-------------------------------------------------------------------------
                                                               16,428,354
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE
UTAH-1.22%

Salt Lake (City of) Municipal
  Building Authority; Series A RB
  6.50%, 10/15/00                  A+       A1       $  570  $    593,142
-------------------------------------------------------------------------
Utah (State of) (Board of Water
  Resources Program); Revolving
  Fund Recapitalization Series
  1992 B RB
  6.10%, 04/01/02                  AA       --          500       529,470
-------------------------------------------------------------------------
Utah Municipal Finance
  Cooperative (Pooled Capital
  Improvement Financing Program)
  (University Hospital Project);
  Local Government Series August
  1, 1991 RB
  6.50%, 05/15/99                  AA       --          475       496,090
-------------------------------------------------------------------------
Utah Water Financing Agency;
  Series A RB
  4.40%, 10/01/99(b)               AAA      Aaa         500       497,665
-------------------------------------------------------------------------
                                                                2,116,367
-------------------------------------------------------------------------

VIRGINIA-1.44%

Henrico (County of) Industrial
  Development Authority
  (Hermitage Project); Health
  Facilities RB
  3.80%, 05/01/24(c)(d)            --       VMIG1        30        29,500
-------------------------------------------------------------------------
Medical College of Hampton Roads;
  General Refunding Series 1991 A
  RB
  6.00%, 11/15/99                  A-       --          605       623,065
-------------------------------------------------------------------------
Norfolk (City of) Redevelopment
  and Housing Authority (State
  Board for Community
  Colleges-Tidewater);
  Educational Facility Series
  1995 RB
  5.30%, 11/01/04                  AA       Aa          535       545,331
-------------------------------------------------------------------------
  5.40%, 11/01/05                  AA       Aa          500       513,085
-------------------------------------------------------------------------
Portsmouth (City of); Port
  Improvement Unlimited Tax
  Refunding GO
  6.40%, 11/01/03                  AA-      A           300       323,046
-------------------------------------------------------------------------
Portsmouth (City of); Public
  Utility Refunding Series 1992
  GO
  5.90%, 11/01/01                  AA-      A           450       470,669
-------------------------------------------------------------------------
                                                                2,504,696
-------------------------------------------------------------------------

WASHINGTON-3.90%

King (County of); Series A RB
  5.80%, 01/01/05                  AA+      Aa1       1,000     1,050,100
-------------------------------------------------------------------------
Seattle (City of) (West Seattle
  Bridge); Limited Tax Refunding
  Series 1991 GO
  6.40%, 10/01/01                  AA+      Aa1         250       266,830
-------------------------------------------------------------------------
Seattle (Port of); Series 1992 A
  RB
  6.00%, 11/01/01                  AA-      A-1         500       522,910
-------------------------------------------------------------------------
Snohomish (County of) Public
  Utilities District # 1; RB
  5.70%, 01/01/06(b)               AAA      Aaa       4,000     4,148,240
-------------------------------------------------------------------------
Washington Health Care Facility
  Authority (Our Lady of Lourdes
  Health Center); Refunding RB
  7.35%, 12/01/97(d)               A        --          500       508,575
-------------------------------------------------------------------------
Washington Public Power Supply
  System (Nuclear Project #3);
  Refunding Series B RB
  6.80%, 07/01/97                  AA-      Aa1         250       251,725
-------------------------------------------------------------------------
                                                                6,748,380
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE


WISCONSIN-3.62%

Middleton (City of); GO
  4.00%, 03/01/99                  --       Aa2      $1,000  $    995,420
-------------------------------------------------------------------------
Sturgeon Bay (City of); Series
  1996 A Bond Anticipation Notes
  4.30%, 10/01/97                  --       MIG-1     1,000     1,000,390
-------------------------------------------------------------------------
Wisconsin (State of); Series A GO
  5.75%, 05/01/99                  AA       Aa        1,000     1,027,480
-------------------------------------------------------------------------
Wisconsin Health and Educational
  Facilities Authority
  (Marshfield Clinic); RB
  5.20%, 02/15/07(b)               AAA      Aaa       3,310     3,247,242
-------------------------------------------------------------------------
                                                                6,270,532
-------------------------------------------------------------------------
TOTAL INVESTMENTS-116.00%                                     201,075,980
-------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(16.00%)                        (27,734,200)
-------------------------------------------------------------------------
NET ASSETS-100.00%                                           $173,341,780
=========================================================================

Investment Abbreviations:

GO    - General Obligation Bonds
IDR   - Industrial Development Revenue Bonds
NRR   - Not re-rated
PCR   - Pollution Control Revenue Bonds
RB    - Revenue Bonds

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Ratings assigned by Moody's Investors Service, Inc. ("MOODY'S") and Standard & Poor's Corporation ("S&P"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security. Ratings are not covered by Independent Auditors' Report.

(b) Secured by bond insurance.

(c) Payable on demand by the Fund at specified frequencies no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on March 31, 1997.

(d) Secured by a letter of credit.

(e) Secured by an escrow fund of U.S. Treasury obligations.

(f) Security has an outstanding irrevocable call or mandatory put by the issuer. Market value and maturity date reflect such call or put.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997

ASSETS:

Investments, at market value (cost
  $199,440,470)                            $  201,075,980
---------------------------------------------------------
Receivables for:
  Capital stock sold                              220,266
---------------------------------------------------------
  Interest                                      2,171,711
---------------------------------------------------------
Investment for deferred compensation plan          12,379
---------------------------------------------------------
Other assets                                       44,562
---------------------------------------------------------
    Total assets                              203,524,898
---------------------------------------------------------
LIABILITIES:

Payables for:
  Investments purchased                        29,476,663
---------------------------------------------------------
  Capital stock reacquired                        242,356
---------------------------------------------------------
  Dividends                                       349,164
---------------------------------------------------------
  Deferred compensation plan                       12,379
---------------------------------------------------------
Accrued advisory fees                              43,785
---------------------------------------------------------
Accrued administrative service fees                11,154
---------------------------------------------------------
Accrued directors' fees                             2,400
---------------------------------------------------------
Accrued transfer agent fees                        10,750
---------------------------------------------------------
Accrued operating expenses                         34,467
---------------------------------------------------------
    Total liabilities                          30,183,118
---------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                              $  173,341,780
=========================================================
Capital stock, $.001 par value per share:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                  16,154,571
=========================================================
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                    $        10.73
---------------------------------------------------------
OFFERING PRICE PER SHARE:
  (Net asset value of $10.73 divided by
  99.00%)                                  $        10.84
=========================================================


STATEMENT OF OPERATIONS

For the year ended March 31, 1997

INVESTMENT INCOME:

Interest income                              $ 4,790,956
--------------------------------------------------------
EXPENSES:

Advisory fees                                    276,828
--------------------------------------------------------
Custodian fees                                     7,156
--------------------------------------------------------
Transfer agent fees                               61,732
--------------------------------------------------------
Registration and filing fees                      35,266
--------------------------------------------------------
Administrative service fees                       52,666
--------------------------------------------------------
Directors' fees                                    7,508
--------------------------------------------------------
Other                                             77,082
--------------------------------------------------------
       Total expenses                            518,238
--------------------------------------------------------
Net investment income                          4,272,718
--------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain on sales of investment
  securities                                       7,036
--------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                    (1,085,090)
--------------------------------------------------------
       Net gain (loss) on investment
         securities                           (1,078,054)
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 3,194,664
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 1997 and 1996

                                                                  1997           1996
OPERATIONS:

  Net investment income                                       $  4,272,718    $ 3,731,756
-----------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities         7,036         (5,848)
-----------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                  (1,085,090)       836,452
-----------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      3,194,664      4,562,360
-----------------------------------------------------------------------------------------
Dividends to shareholders from net investment income            (4,406,557)    (3,712,690)
-----------------------------------------------------------------------------------------
Distributions from capital                                         (21,485)            --
-----------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions         91,508,711       (137,887)
-----------------------------------------------------------------------------------------
       Net increase in net assets                               90,275,333        711,783
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           83,066,447     82,354,664
-----------------------------------------------------------------------------------------
  End of period                                               $173,341,780    $83,066,447
-----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $172,821,545    $81,353,865
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              (10,946)       103,347
-----------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (1,104,329)    (1,111,365)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               1,635,510      2,720,600
-----------------------------------------------------------------------------------------
                                                              $173,341,780    $83,066,447
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company is organized as a Maryland corporation consisting of three separate portfolios; the Intermediate Portfolio, AIM Tax-Exempt Cash Fund and AIM Tax-Exempt Bond Fund of Connecticut. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities, and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Intermediate Portfolio (the "Fund"). The Fund currently offers one class of shares, AIM Tax-Free Intermediate Shares (the "Shares"). The investment objective of the Fund is to generate as high a level of tax-exempt income as is consistent with preservation of capital by investing in high quality, intermediate-term municipal securities having a maturity of ten and one-half years or less.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations -- Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Company's Board of Directors, provided that securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service represent valuations of the mean between current bid and asked market prices which may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors or its designees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of sixty days or less are valued at amortized cost.

B. Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gains and losses are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is earned from settlement date and is recorded on the accrual basis. On March 31, 1997 $21,485, was reclassified from undistributed net investment income to paid-in-capital due to distributions in excess of net investment income. In addition, $19,546 was reclassified from net investment income to paid in capital due to permanent book/tax differences. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Dividends and Distributions to Shareholders -- It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $1,118,055, which expires, if not previously utilized, in the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends," as defined in the Internal Revenue Code.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.30% of the first $500 million of the Fund's average daily net assets, plus 0.25% of the Fund's average daily net assets in excess of $500 million, but not in excess of $1 billion, plus 0.20% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended March 31, 1997, the Fund reimbursed AIM $52,666 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the year ended March 31, 1997, the Fund paid AFS $38,819 for such services.
  Under the terms of a master distribution agreement between the Company and the Fund, A I M Distributors, Inc. ("AIM Distributors") acts as the exclusive distributor of the Shares. AIM Distributors received commissions of $21,018 from sales of capital stock during the year ended March 31, 1997. Such commissions are not an expense of the Company. They are deducted from, and are not included in, the proceeds from sales of capital stock. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  During the year ended March 31, 1997, the Fund paid legal fees of $4,122 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the year ended March 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended March 31, 1997 was $94,982,995 and $22,629,475, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of March 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $2,095,498
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (459,988)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   $1,635,510
=========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 6-CAPITAL STOCK

Changes in capital stock outstanding for the years ended March 31, 1997 and 1996 were as follows:

                                 1997                        1996
                       -------------------------   -------------------------
                         SHARES        AMOUNT        SHARES        AMOUNT
                       ----------   ------------   ----------   ------------
Sold                   11,037,256   $119,260,028    2,173,832   $ 23,604,635
---------------------  ----------   ------------   ----------   ------------
Issued as
  reinvestment of
  dividends               277,497      2,985,870      232,136      2,517,616
---------------------  ----------   ------------   ----------   ------------
Reacquired             (2,855,695)   (30,737,187)  (2,428,661)   (26,260,138)
---------------------  ----------   ------------   ----------   ------------
                        8,459,058   $ 91,508,711      (22,693)  $   (137,887)
                       ==========   ============   ==========   ============

NOTE 7- FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the eight-year period ended March 31, 1997, the eleven months ended March 31, 1989 and the period May 11, 1987 (date operations commenced) through April 30, 1988.

                                                                    MARCH 31,
                              --------------------------------------------------------
                                1997        1996        1995        1994        1993
                              --------     -------     -------     -------     -------
Net asset value, beginning
  of period                     $10.79      $10.67      $10.62      $10.74      $10.27
----------------------------  --------     -------     -------     -------     -------
Income from investment
  operations:
    Net investment income         0.50        0.52        0.49        0.48        0.53
----------------------------  --------     -------     -------     -------     -------
    Net gains (losses) on
      securities (both
      realized and
      unrealized)                (0.04)       0.12        0.04       (0.10)       0.47
============================  ========     =======     =======     =======     =======
        Total from
          investment
          operations              0.46        0.64        0.53        0.38        1.00
============================  ========     =======     =======     =======     =======
Less distributions:
    Dividends from net
      investment income          (0.52)      (0.52)      (0.48)      (0.48)      (0.53)
----------------------------  --------     -------     -------     -------     -------
    Distributions from net
      realized capital gains        --          --          --       (0.02)         --
----------------------------  --------     -------     -------     -------     -------
        Total distributions      (0.52)      (0.52)      (0.48)      (0.50)      (0.53)
----------------------------  --------     -------     -------     -------     -------
Net asset value, end of
  period                        $10.73      $10.79      $10.67      $10.62      $10.74
============================  ========     =======     =======     =======     =======
Total return(a)                   4.33%       6.06%       5.17%       3.47%      10.01%
============================  ========     =======     =======     =======     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)              $173,342     $83,066     $82,355     $99,757     $70,120
============================  ========     =======     =======     =======     =======
Ratio of expenses to average
  net assets                      0.56%(b)    0.65%       0.59%       0.61%(c)    0.38%(c)
============================  ========     =======     =======     =======     =======
Ratio of net investment
  income to average net
  assets                          4.63%(b)    4.81%       4.65%       4.37%(c)    5.00%(c)
============================  ========     =======     =======     =======     =======
Portfolio turnover rate             26%         32%         75%         26%         29%
============================  ========     =======     =======     =======     =======


                              -----------------------------------------       APRIL 30,
                               1992         1991       1990       1989          1988
                              -------      ------     ------     ------       ---------
Net asset value, beginning
  of period                    $10.07       $9.89      $9.69      $9.88          $10.00
----------------------------  -------      ------     ------     ------       ---------
Income from investment
  operations:
    Net investment income        0.62        0.63       0.62       0.56            0.55
----------------------------  -------      ------     ------     ------       ---------
    Net gains (losses) on
      securities (both
      realized and
      unrealized)                0.20        0.18       0.20      (0.19)          (0.12)
============================  =======      ======     ======     ======       =========
        Total from
          investment
          operations             0.82        0.81       0.82       0.37            0.43
============================  =======      ======     ======     ======       =========
Less distributions:
    Dividends from net
      investment income         (0.62)      (0.63)     (0.62)     (0.56)          (0.55)
----------------------------  -------      ------     ------     ------       ---------
    Distributions from net
      realized capital gains       --          --         --         --              --
----------------------------  -------      ------     ------     ------       ---------
        Total distributions     (0.62)      (0.63)     (0.62)     (0.56)          (0.55)
----------------------------  -------      ------     ------     ------       ---------
Net asset value, end of
  period                       $10.27      $10.07      $9.89      $9.69           $9.88
============================  =======      ======     ======     ======       =========
Total return(a)                  8.39%       8.39%      8.66%      3.85%           4.46%
============================  =======      ======     ======     ======       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)              $38,773      $6,184     $5,231     $4,413          $5,594
============================  =======      ======     ======     ======       =========
Ratio of expenses to average
  net assets                     0.02%(c)    0.50%(c)   0.50%(c)   0.53%(c)(d)     0.50%(c)(d)
============================  =======      ======     ======     ======       =========
Ratio of net investment
  income to average net
  assets                         5.78%(c)    6.29%(c)   6.27%(c)   6.74%(c)(d)     5.86%(c)(d)
============================  =======      ======     ======     ======       =========
Portfolio turnover rate            15%          0%        12%        31%             80%
============================  =======      ======     ======     ======       =========


(a) Does not deduct sales charges and for periods less than one year, total return is not annualized.
(b) Ratios are based on average net assets of $92,275,955.
(c) After waiver of advisory fees and/or expense reimbursements. The ratios of expenses and net investment income prior to waivers and/or expense reimbursements were as follows:

                                                 Net Investment
     Period ended       Expenses                     Income
     ------------       --------                 --------------
   1994                   0.64%                      4.35%
   1993                   0.66%                      4.71%
   1992                   0.98%                      4.81%
   1991                   1.79%                      5.00%
   1990                   1.91%                      4.86%
   1989                   2.09%                      5.18%
   1988                   1.57%                      4.79%

(d) Annualized.

                      INDEPENDENT AUDITORS' REPORT

                      The Board of Directors and Shareholders of
                      AIM Tax-Exempt Funds, Inc.:

                      We have audited the accompanying statement of assets and liabilities of AIM Tax-Free Intermediate Shares (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the eight-year period then ended, the eleven-month period ended March 31, 1989, and the period May 11, 1987 (date operations commenced) through April 30, 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Free Intermediate Shares as of March 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the eight-year period then ended, the eleven-month period ended March 31, 1989, and the period May 11, 1987 (date operations commenced) through April 30, 1988, in conformity with generally accepted accounting principles.

                                                          KPMG Peat Marwick LLP

                      Houston, Texas
                      May 2, 1997

--------------------------------------------------------------------------------

SUPPLEMENTAL PROXY INFORMATION -- SHAREHOLDER MEETING

An annual meeting of shareholders of the Company was held on February 7, 1997. The meeting was held for the following purposes:

(1) To elect directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis Sklar.

(2) To approve a new Investment Advisory Agreement between the Company and AIM.

(3) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies and/or the amendment of certain related fundamental investment policies.

(4) Ratification of KPMG Peat Marwick LLP as independent accountants for the Company's fiscal year ended March 31, 1997.

The following votes were cast with respect to each item:

                                                                                        Votes
     Director/Matter                                               Votes for           Against          Abstentions
     ---------------                                               ---------           -------          -----------
(1)  Charles T. Bauer............................................  29,429,450                0              563,009
     Bruce L. Crockett...........................................  29,437,312                0              555,147
     Owen Daly II................................................  29,429,450                0              563,009
     Carl Frischling.............................................  29,437,312                0              555,147
     Robert H. Graham............................................  29,437,312                0              555,147
     John F. Kroeger.............................................  29,432,862                0              559,597
     Lewis F. Pennock............................................  29,449,040                0              543,419
     Ian W. Robinson.............................................  29,431,702                0              560,757
     Louis Sklar.................................................  29,436,693                0              555,766
(2)  Approval of the new Investment Advisory Agreement...........   4,569,375           50,352              195,643
(3)  Elimination of Fundamental Investment Policy................   3,536,636          118,629              199,712
(4)  KPMG Peat Marwick LLP.......................................  28,993,166           98,416              900,876
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                                       16

                                                            Directors & Officers
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
BOARD OF DIRECTORS                         OFFICERS                                    OFFICE OF THE FUND

Charles T. Bauer                           Charles T. Bauer                            11 Greenway Plaza
Chairman                                   Chairman                                    Suite 100
A I M Management Group Inc.                                                            Houston, TX 77046
                                           Robert H. Graham                            http://www.aimfunds.com
Bruce L. Crockett                          President
Formerly Director, President, and                                                      INVESTMENT ADVISOR
Chief Executive Officer                    John J. Arthur
COMSAT Corporation                         Senior Vice President and Treasurer         A I M Advisors, Inc.
                                                                                       11 Greenway Plaza
Owen Daly II                               Gary T. Crum                                Suite 100
Director                                   Senior Vice President                       Houston, TX 77046
Cortland Trust Inc.
                                           Carol F. Relihan                            TRANSFER AGENT
Jack Fields                                Senior Vice President and Secretary
Formerly Member of the                                                                 A I M Fund Services, Inc.
U.S. House of Representatives              Dana R. Sutton                              P.O. Box 4739
                                           Vice President and Assistant Treasurer      Houston, TX 77210-4739
Carl Frischling
Partner                                    Stuart W. Coco                              CUSTODIAN
Kramer, Levin, Naftalis & Frankel          Vice President
                                                                                       The Bank of New York
Robert H. Graham                           Melville B. Cox                             90 Washington Street, 11th Floor
President and Chief Executive              Vice President                              New York, NY 10286
Officer
A I M Management Group Inc.                Karen Dunn Kelley                           COUNSEL TO THE FUND
                                           Vice President
John F. Kroeger                                                                        Ballard Spahr
Formerly Consultant                        P. Michelle Grace                           Andrews & Ingersoll
Wendell & Stockel Associates, Inc.         Assistant Secretary                         1735 Market Street
                                                                                       Philadelphia, PA 19103
Lewis F. Pennock                           David L. Kite
Attorney                                   Assistant Secretary                         COUNSEL TO THE TRUSTEES

                                           Nancy L. Martin                             Kramer, Levin, Naftalis & Frankel
Ian W. Robinson                            Assistant Secretary                         919 Third Avenue
Consultant; Former Executive                                                           New York, NY 10022
Vice President and                         Ofelia M. Mayo
Chief Financial Officer                    Assistant Secretary                         DISTRIBUTOR
Bell Atlantic Management
Services, Inc.                             Kathleen J. Pflueger                        A I M Distributors, Inc.
                                           Assistant Secretary                         11 Greenway Plaza
                                                                                       Suite 100
Louis S. Sklar                             Samuel D. Sirko                             Houston, TX 77046
Executive Vice President                   Assistant Secretary
Hines Interests                                                                        AUDITORS
Limited Partnership                        Stephen I. Winer
                                           Assistant Secretary                         KPMG Peat Marwick LLP
                                                                                       700 Louisiana
                                                                                       NationsBank Bldg.
                                                                                       Houston, TX 77002


REQUIRED FEDERAL INCOME TAX INFORMATION

We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of dividends paid by the Fund during its fiscal year ended March 31, 1997.

AIM Tax-Free Intermediate Shares paid ordinary dividends in the amounts of $0.5155 per share during its tax year ended March 31, 1997. Of this amount, 100% qualified as tax-exempt interest dividends for federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Form 1099-DIV.

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
                                                                          THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                          AGGRESSIVE GROWTH
                      [PHOTO OF                                           AIM Aggressive Growth Fund*
                  11 Greenway Plaza                                       AIM Capital Development Fund
                   APPEARS HERE]                                          AIM Constellation Fund
                                                                          AIM Global Aggressive Growth Fund

                                                                          GROWTH
                                                                          AIM Blue Chip Fund
                                                                          AIM Global Growth Fund
                                                                          AIM Growth Fund
                                                                          AIM International Equity Fund
                                                                          AIM Value Fund
                                                                          AIM Weingarten Fund

                                                                          GROWTH AND INCOME
                                                                          AIM Balanced Fund
                                                                          AIM Charter Fund

                                                                          INCOME AND GROWTH
                                                                          AIM Global Utilities Fund

                                                                          HIGH CURRENT INCOME
                                                                          AIM High Yield Fund

                                                                          CURRENT INCOME
                                                                          AIM Global Income Fund
                                                                          AIM Income Fund

                                                                          CURRENT TAX-FREE INCOME
                                                                          AIM Municipal Bond Fund
                                                                          AIM Tax-Exempt Bond Fund of CT
                                                                          AIM Tax-Free Intermediate Shares

                                                                          CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                          AIM Intermediate Government Fund

                                                                          HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                                          AIM Limited Maturity Treasury Shares

                                                                          STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                                          AIM Money Market Fund

A I M Management Group Inc. has provided leadership in                    STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
the mutual fund industry since 1976 and managed                           AIM Tax-Exempt Cash Fund
approximately $70 billion in assets for more than 3.5
million shareholders, including individual investors,
corporate clients, and financial institutions, as of                      *AIM Aggressive Growth Fund was closed to new investors
May 12, 1997. The AIM Family of Funds--Registered                         on July 18, 1995. For more complete information about
Trademark-- is distributed nationwide, and AIM today                      any AIM Fund(s), including sales charges and expenses,
ranks among the nation's top 15 mutual fund companies                     ask your financial consultant or securities dealer for
in assets under management, according to Lipper                           a free prospectus(es). Please read the prospectus(es)
Analytical Services, Inc.                                                 carefully before you invest or send money.


[AIM LOGO APPEARS HERE]                                                                                 --------------------
                                                                                                             BULK RATE
A I M Distributors, Inc.                                                                                    U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                                    PAID
Houston, TX 77046                                                                                           HOUSTON, TX
                                                                                                          Permit No. 1919
                                                                                                        --------------------
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